SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 14, 1998
(Date of earliest event reported)

INTERNET COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)



Colorado                   0-19578                 84-1095516
(State of incorporation) (Commission file number) (IRS Employer
                                                   Identification No.)

7100 E. Belleview Ave., Suite 201, Englewood, CO    80202
(Address of principal executive offices)          (Zip Code)

(303) 770-7600
(Registrant's telephone number)

Not Applicable
(Former name and address)

     Item 5.  Other Events

     On October 14, 1998, Internet Communications Corporation released the press release attached hereto as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)  Exhibits

         The following exhibits are filed herewith:

         99.1 Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 1998          INTERNET COMMUNICATIONS CORPORATION

                               By:  /s/ T. Timothy Kershisnik
                                        T. Timothy Kershisnik
                                        Chief Financial Officer